                                                                    EXHIBIT 99.3

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan
Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law.
Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co.
Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Asset Backed Certificates
MSAC                                                        FRM      15 CPR
CDC 2004-HE4                                                ARM      25 CPR

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                                     FORWARD
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Per         Date           Coll_Bal         XS_Interest     1mLIBOR    6mLIBOR     XS as %

    1       12/25/2004     709,579,320.83   2,037,741.30       1.94      2.25      3.45% *Prefund
    2        1/25/2005     696,518,481.89   2,128,679.19      2.045    2.3055      3.67% *Prefund
    3        2/25/2005     682,836,116.11   2,203,308.53     2.1782    2.3862      3.87% *Prefund
    4        3/25/2005     668,546,100.48   2,434,749.99     2.3074    2.4512      4.37%
    5        4/25/2005     653,661,993.40   2,177,242.90      2.398    2.5058      4.00%
    6        5/25/2005     639,116,608.01   2,181,978.77     2.3878    2.5539      4.10%
    7        6/25/2005     624,902,103.88   2,044,207.36     2.4576    2.6156      3.93%
    8        7/25/2005     611,010,824.02   2,013,479.92     2.5216    2.6767      3.95%
    9        8/25/2005     597,435,290.61   1,897,048.37     2.5606    2.7384      3.81%
   10        9/25/2005     584,168,291.73   1,821,179.81     2.6231    2.8117      3.74%
   11       10/25/2005     571,202,600.14   1,796,911.62     2.6878    2.8879      3.78%
   12       11/25/2005     558,531,250.72   1,672,942.60     2.7559    2.9605      3.59%
   13       12/25/2005     546,147,441.20   1,653,419.48     2.8205    3.0341      3.63%
   14        1/25/2006     534,044,528.33   1,533,971.50     2.8891    3.1082      3.45%
   15        2/25/2006     522,216,024.15   1,450,539.82     2.9956    3.1818      3.33%
   16        3/25/2006     510,655,637.42   1,535,581.54     3.0699    3.2438      3.61%
   17        4/25/2006     499,357,132.80   1,323,525.59     3.1335    3.3053      3.18%
   18        5/25/2006     488,314,466.65   1,319,309.92     3.1879     3.363      3.24%
   19        6/25/2006     477,521,736.55   1,210,996.33      3.256    3.4154      3.04%
   20        7/25/2006     466,973,177.89   1,205,660.15     3.3214     3.466      3.10%
   21        8/25/2006     456,663,160.71   1,183,091.93     3.3604    3.5147      3.11%
   22        9/25/2006     446,591,683.13   1,663,235.28     3.4238    3.5609      4.47%
   23       10/25/2006     436,768,427.82   1,649,499.88     3.4837    3.6064      4.53%
   24       11/25/2006     427,166,268.50   1,556,420.77     3.4984    3.6476      4.37%
   25       12/25/2006     417,780,130.68   1,545,779.27      3.556    3.6902      4.44%
   26        1/25/2007     408,605,057.91   1,442,549.78     3.6111    3.7313      4.24%
   27        2/25/2007     399,636,208.97   1,408,335.83     3.6338    3.7716      4.23%
   28        3/25/2007     390,869,369.00   1,592,360.28     3.6896    3.8102      4.89%
   29        4/25/2007     382,312,319.79   1,403,191.82     3.7387    3.8483      4.40%
   30        5/25/2007     373,947,049.40   1,411,432.28     3.7477    3.8842      4.53%
   31        6/25/2007     365,769,170.27   1,318,731.14     3.7976    3.9205      4.33%
   32        7/25/2007     357,774,396.65   1,316,337.86      3.846    3.9563      4.42%
   33        8/25/2007     349,958,542.24   1,260,363.29     3.8601    3.9909      4.32%
   34        9/25/2007     342,316,975.31   1,296,412.49     3.9086    4.0271      4.54%
   35       10/25/2007     334,852,250.91   1,294,936.11     3.9534    4.0632      4.64%
   36       11/25/2007     327,554,026.12   1,219,669.38     3.9628    4.0967      4.47%
   37       12/25/2007     320,418,671.95   2,335,114.47     4.0088     4.131      8.75%
   38        1/25/2008     313,442,474.38   1,325,435.61      4.052    4.1643      5.07%
   39        2/25/2008     306,621,805.38   1,303,053.90     4.0736    4.1974      5.10%
   40        3/25/2008     299,954,421.67   1,384,264.01     4.1192    4.2296      5.54%
   41        4/25/2008     293,440,987.59   1,266,476.37     4.1573    4.2619      5.18%
   42        5/25/2008     287,072,436.87   1,273,305.13     4.1639    4.2931      5.32%
   43        6/25/2008     280,845,438.58   1,196,977.19     4.2056    4.3246      5.11%
   44        7/25/2008     274,756,774.63   1,196,938.35     4.2449    4.3562      5.23%
   45        8/25/2008     268,803,301.31   1,134,873.19     4.2637    4.3869      5.07%
   46        9/25/2008     262,982,492.85   1,125,142.33     4.3055    4.4087      5.13%
   47       10/25/2008     257,293,892.93   1,126,575.01     4.3413    4.4288      5.25%
   48       11/25/2008     251,731,347.94   1,063,880.74     4.3511    4.4472      5.07%
   49       12/25/2008     246,291,975.74   1,064,879.40     4.3911     4.472      5.19%
   50        1/25/2009     240,972,984.04     999,507.25     4.4272    4.4969      4.98%
   51        2/25/2009     235,771,644.91     985,775.56     4.3926    4.5233      5.02%
   52        3/25/2009     230,685,524.65   1,071,033.13     4.4223    4.5613      5.57%
   53        4/25/2009     225,713,916.54     945,326.45     4.4575    4.6018      5.03%
   54        5/25/2009     220,852,049.86     947,536.01     4.4947    4.6411      5.15%
   55        6/25/2009     216,097,440.46     886,979.11     4.5387    4.6789      4.93%
   56        7/25/2009     211,447,575.31     889,698.74     4.5787    4.7025      5.05%
   57        8/25/2009     206,898,698.71     837,124.66     4.6161    4.7209      4.86%
   58        9/25/2009     202,443,933.02     830,066.67     4.6541    4.7388      4.92%
   59       10/25/2009     198,087,628.73     833,790.93      4.692    4.7563      5.05%
   60       11/25/2009     193,827,284.99     781,525.42     4.7189    4.7708      4.84%
   61       12/25/2009     189,660,653.36     797,768.88     4.6775    4.7876      5.05%
   62        1/25/2010     185,585,622.21     750,612.73     4.6876    4.8082      4.85%
   63        2/25/2010     181,600,127.40     730,048.36      4.721    4.8304      4.82%
   64        3/25/2010     177,702,410.20     797,273.80     4.7554    4.8518      5.38%
   65        4/25/2010     173,891,499.02     696,893.38      4.787    4.8733      4.81%
   66        5/25/2010     170,164,148.79     702,338.98     4.8146    4.8949      4.95%
   67        6/25/2010     166,518,474.65     663,283.18      4.799    4.9167      4.78%
   68        7/25/2010     162,952,641.95     670,058.05      4.816    4.9511      4.93%
   69        8/25/2010     159,464,857.30     628,680.53     4.8468    4.9884      4.73%
   70        9/25/2010     156,053,663.10     622,990.32     4.8789    5.0267      4.79%
   71       10/25/2010     152,718,691.71     627,733.19     4.9113    5.0655      4.93%
   72       11/25/2010     149,456,548.36     586,085.81     4.9455    5.1016      4.71%
   73       12/25/2010     146,265,595.53     588,580.42     4.9992    5.1387      4.83%
   74        1/25/2011     143,144,240.29     548,115.76     5.0378    5.1634      4.59%
   75        2/25/2011     140,090,924.46     533,696.42      5.071    5.1846      4.57%
   76        3/25/2011     137,104,430.19     593,898.88     5.1042    5.2048      5.20%
   77        4/25/2011     134,184,415.16     511,194.88     5.1344    5.2252      4.57%
   78        5/25/2011     131,327,898.99     443,868.49     5.1608    5.2458      4.06%
   79        6/25/2011     128,533,459.50     415,330.69      5.144    5.2615      3.88%
   80        7/25/2011     125,799,711.59     424,442.46       5.16    5.2521      4.05%
   81        8/25/2011     123,125,300.62     392,861.00     5.1899    5.2343      3.83%
   82        9/25/2011     120,508,970.35     381,598.68      5.221    5.2151      3.80%
   83       10/25/2011     117,949,430.80     389,161.97     5.2514    5.1944      3.96%
   84       11/25/2011     115,445,339.42     361,544.45     5.2559    5.1717      3.76%
   85       12/25/2011     112,995,461.86     386,925.88     5.0895    5.1532      4.11%
   86        1/25/2012     110,598,590.45     364,368.74     5.0542    5.1585      3.95%
   87        2/25/2012     108,253,545.79     353,821.14     5.0765     5.172      3.92%
   88        3/25/2012     105,959,099.73     375,565.41     5.1009    5.1849      4.25%
   89        4/25/2012     103,714,009.32     333,000.91     5.1236    5.1982      3.85%
   90        5/25/2012     101,517,378.95     340,069.24     5.1425    5.2117      4.02%
   91        6/25/2012      99,368,132.55     318,715.98     5.1225    5.2254      3.85%
   92        7/25/2012      97,265,219.09     326,215.01     5.1321    5.2514      4.02%
   93        8/25/2012      95,207,611.24     303,323.75     5.1539    5.2801      3.82%
   94        9/25/2012      93,194,422.01     300,159.34     5.1769    5.3099      3.86%
   95       10/25/2012      91,225,269.44     306,296.65        5.2      5.34      4.03%
   96       11/25/2012      89,298,442.64     283,726.30     5.2255    5.3676      3.81%
   97       12/25/2012      87,413,003.10     288,085.54      5.273    5.3971      3.95%
   98        1/25/2013      85,568,036.77     266,143.61     5.3033    5.4207      3.73%
   99        2/25/2013      83,762,649.55     259,802.71     5.3273    5.4435      3.72%
  100        3/25/2013      81,996,122.47     297,668.90     5.3511    5.4654      4.36%
  101        4/25/2013      80,268,226.92     251,257.19     5.3725     5.488      3.76%
  102        5/25/2013      78,577,307.19     257,061.43     5.3956    5.5109      3.93%
  103        6/25/2013      76,922,546.50     238,135.79     5.4123    5.5335      3.71%
  104        7/25/2013      75,303,149.24     243,916.98     5.4339    5.5628      3.89%
  105        8/25/2013      73,718,337.26     226,222.90     5.4567    5.5931      3.68%
  106        9/25/2013      72,167,474.04     224,909.12     5.4803    5.6245      3.74%
  107       10/25/2013      70,650,392.43     202,749.78     5.5041    5.6561      3.44%
  108       11/25/2013      69,165,630.16     184,878.48     5.5306    5.6851      3.21%
  109       12/25/2013      67,712,475.97     190,199.39     5.5824     5.715      3.37%
  110        1/25/2014      66,290,237.42     172,805.79     5.6144      5.73      3.13%
  111        2/25/2014      64,898,236.95     168,654.30     5.6391     5.741      3.12%
  112        3/25/2014      63,535,919.56     201,316.49     5.6634    5.7508      3.80%
  113        4/25/2014      62,203,017.54     162,820.02      5.685     5.761      3.14%
  114        5/25/2014      60,898,385.04     169,539.25     5.7025    5.7721      3.34%
  115        6/25/2014      59,621,403.11     156,933.29     5.6709    5.7784      3.16%
  116        7/25/2014      58,371,468.04     163,737.42     5.6768    5.7649      3.37%
  117        8/25/2014      57,147,989.32     149,215.30     5.6983    5.7447      3.13%
  118        9/25/2014      55,950,433.21     144,480.70     5.7212     5.724      3.10%
  119       10/25/2014      54,778,560.18     150,290.50     5.7433     5.702      3.29%
  120       11/25/2014      53,631,443.97     137,678.88     5.7426    5.6779      3.08%
  121       12/25/2014      52,508,545.98     150,337.86     5.5919    5.6588      3.44%
  122        1/25/2015      51,409,338.73     139,728.90     5.5581    5.6638      3.26%
  123        2/25/2015      50,333,306.95     135,967.13     5.5751    5.6775      3.24%
  124        3/25/2015      49,279,908.50     157,342.36     5.5938    5.6905      3.83%
  125        4/25/2015      48,248,587.47     128,533.01     5.6102    5.7041      3.20%
  126        5/25/2015      47,238,970.97     133,502.45     5.6266    5.7185      3.39%
  127        6/25/2015      46,250,588.13     122,941.82     5.6237     5.732      3.19%
  128        7/25/2015      45,282,978.82     127,867.99     5.6356    5.7528      3.39%
  129        8/25/2015      44,335,693.10     117,374.38     5.6528    5.7744      3.18%
  130        9/25/2015      43,408,340.41     116,237.63     5.6712    5.7972      3.21%
  131       10/25/2015      42,500,733.06     120,672.05     5.6895    5.8199      3.41%
  132       11/25/2015      41,612,143.93     110,487.86      5.709    5.8411      3.19%
  133       12/25/2015      40,742,161.43     114,304.81     5.7429    5.8637      3.37%
  134        1/25/2016      39,890,384.32     104,486.40     5.7654    5.8832      3.14%
  135        2/25/2016      39,056,420.00     102,236.59     5.7843    5.9029      3.14%
  136        3/25/2016      38,239,942.19     114,793.74     5.8028    5.9216      3.60%
  137        4/25/2016      37,440,817.27      99,125.84     5.8199    5.9411      3.18%
  138        5/25/2016      36,658,363.34     103,057.46      5.839    5.9609      3.37%
  139        6/25/2016      35,892,221.24      94,334.29     5.8587    5.9762      3.15%
  140        7/25/2016      35,142,040.79      98,096.97     5.8781    5.9666      3.35%
  141        8/25/2016      34,407,479.29      89,899.33     5.8959    5.9487      3.14%
  142        9/25/2016      33,688,219.67      87,835.01     5.9147    5.9305      3.13%
  143       10/25/2016      32,983,934.38      91,452.51     5.9326    5.9113      3.33%
  144       11/25/2016      32,294,282.88      84,199.38     5.9309      5.89      3.13%
  145       12/25/2016      31,618,952.10      91,094.26     5.8025    5.8727      3.46%
  146        1/25/2017      30,957,635.48      84,861.16     5.7733    5.8694      3.29%
  147        2/25/2017      30,310,033.46      82,826.33     5.7876    5.8714      3.28%
  148        3/25/2017      29,675,825.92      95,237.44     5.8032    5.8726      3.85%
  149        4/25/2017      29,054,643.76      78,603.80     5.8164     5.874      3.25%
  150        5/25/2017      28,446,322.82      81,744.50     5.8256    5.8771      3.45%
  151        6/25/2017      27,850,589.10      76,458.13     5.7857    5.8797      3.29%
  152        7/25/2017      27,267,174.50      79,629.44     5.7833     5.898      3.50%
  153        8/25/2017      26,695,816.85      73,624.54     5.7965    5.9199      3.31%
  154        9/25/2017      26,136,274.92      72,693.61     5.8113    5.9431      3.34%
  155       10/25/2017      25,588,402.44      75,336.35      5.826    5.9662      3.53%
  156       11/25/2017      25,051,828.66      69,577.18      5.844     5.987      3.33%
  157       12/25/2017      24,526,313.46      71,569.58     5.8904    6.0097      3.50%
  158        1/25/2018      24,011,622.60      65,980.11     5.9143    6.0253      3.30%
  159        2/25/2018      23,507,526.80      64,772.33       5.93    6.0401      3.31%
  160        3/25/2018      23,013,834.90      75,600.21     5.9452    6.0537      3.94%
  161        4/25/2018      22,530,459.39      63,048.34     5.9581    6.0681      3.36%
  162        5/25/2018      22,057,011.98      65,359.41     5.9734    6.0834      3.56%
  163        6/25/2018      21,593,282.68      60,615.43     5.9836    6.0979      3.37%
  164        7/25/2018      21,139,066.64      62,852.62     5.9975      6.12      3.57%
  165        8/25/2018      20,694,163.37      58,406.48     6.0118    6.1429      3.39%
  166        9/25/2018      20,258,401.61      58,044.97     6.0271    6.1671      3.44%
  167       10/25/2018      19,831,713.74      60,108.53     6.0423    6.1913      3.64%
  168       11/25/2018      19,413,755.37      55,796.13     6.0611    6.2129      3.45%
  169       12/25/2018      19,004,342.74      57,342.52       6.11    6.2352      3.62%
  170        1/25/2019      18,603,296.70      53,167.66     6.1349      6.24      3.43%
  171        2/25/2019      18,210,441.79      52,281.54     6.1512    6.2403      3.45%
  172        3/25/2019      17,825,626.99      60,244.50     6.1668    6.2394      4.06%
  173        4/25/2019      17,448,747.16      50,857.79     6.1798    6.2386      3.50%
  174        5/25/2019      17,079,549.93      52,727.08     6.1882    6.2396      3.70%
  175        6/25/2019      16,717,874.61      49,892.00     6.1397    6.2323      3.58%
  176        7/25/2019      16,286,149.11      51,853.87     6.1348    6.1831      3.82%
  177        8/25/2019      15,831,778.67      48,430.28     6.1478    6.1209      3.67%
  178        9/25/2019      14,536,710.50      44,427.39     6.1626    6.0575      3.67%
  179       10/25/2019      14,221,346.00      45,757.94     6.1757    5.9922      3.86%
  180       11/25/2019      13,920,816.82      43,281.37     6.1484    5.9259      3.73%
  181       12/25/2019      13,626,499.77      47,143.26     5.8532    5.8655      4.15%
  182        1/25/2020      13,338,262.71      45,293.32     5.7687    5.8377      4.07%
  183        2/25/2020      13,055,976.72      44,352.18     5.7752    5.8206      4.08%
  184        3/25/2020      12,779,464.98      45,997.92     5.7845     5.803      4.32%
  185        4/25/2020      12,508,418.86      41,893.54     5.7923    5.7851      4.02%
  186        5/25/2020      12,242,967.05      42,968.64     5.7889    5.7691      4.21%
  187        6/25/2020      11,982,991.67      41,480.57     5.6926    5.7532      4.15%
  188        7/25/2020      11,728,376.80      42,586.69      5.668    5.7592      4.36%
  189        8/25/2020      11,479,009.20      40,452.73      5.674    5.7706      4.23%
  190        9/25/2020      11,234,770.52      39,783.52     5.6821    5.7832      4.25%
  191       10/25/2020      10,995,543.77      40,578.66       5.69    5.7957      4.43%
  192       11/25/2020      10,761,240.31      38,637.57     5.6995    5.8063      4.31%
  193       12/25/2020      10,531,756.38      39,282.46     5.7248    5.8185      4.48%
  194        1/25/2021      10,306,990.54      37,437.96     5.7375    5.8253      4.36%
  195        2/25/2021      10,086,843.55      36,959.53     5.7461    5.8317      4.40%
  196        3/25/2021       9,871,226.41      40,159.15     5.7542    5.8371      4.88%
  197        4/25/2021       9,660,075.37      36,156.53     5.7604     5.843      4.49%
  198        5/25/2021       9,453,255.94      36,783.83     5.7684    5.8501      4.67%
  199        6/25/2021       9,250,677.20      35,272.44     5.7668    5.8564      4.58%
  200        7/25/2021       9,052,250.31      35,863.47     5.7723     5.871      4.75%
  201        8/25/2021       8,857,888.35      34,432.64     5.7796    5.8868      4.66%
  202        9/25/2021       8,667,512.70      34,187.80     5.7879    5.9038      4.73%
  203       10/25/2021       8,481,076.61      34,696.82      5.796    5.9207      4.91%
  204       11/25/2021       8,298,453.55      33,357.33     5.8078    5.9355      4.82%
  205       12/25/2021       8,119,563.83      33,696.87     5.8498    5.9518      4.98%
  206        1/25/2022       7,944,329.67      32,425.52     5.8678    5.9605      4.90%
  207        2/25/2022       7,772,674.90      32,094.79     5.8769     5.968      4.96%
  208        3/25/2022       7,604,533.27      34,211.70     5.8854    5.9745      5.40%
  209        4/25/2022       7,439,863.28      31,568.68     5.8919    5.9816      5.09%
  210        5/25/2022       7,278,551.63      31,943.24     5.9006    5.9898      5.27%
  211        6/25/2022       7,120,528.53      30,932.42     5.9024    5.9972      5.21%
  212        7/25/2022       6,965,725.78      31,273.76     5.9092    6.0127      5.39%
  213        8/25/2022       6,814,076.61      30,342.67     5.9169    6.0292      5.34%
  214        9/25/2022       6,665,521.16      30,187.64     5.9256     6.047      5.43%
  215       10/25/2022       6,520,025.74      30,465.95     5.9341    6.0645      5.61%
  216       11/25/2022       6,377,490.21      29,609.04     5.9465    6.0801      5.57%
  217       12/25/2022       6,237,853.30      29,774.56     5.9902    6.0971      5.73%
  218        1/25/2023       6,101,055.24      28,976.82     6.0089    6.1063      5.70%
  219        2/25/2023       5,967,037.47      28,750.74     6.0185    6.1143      5.78%
  220        3/25/2023       5,835,749.27      29,959.64     6.0273    6.1212      6.16%
  221        4/25/2023       5,707,159.79      28,399.28     6.0342    6.1287      5.97%
  222        5/25/2023       5,581,180.48      28,564.11     6.0434    6.1374      6.14%
  223        6/25/2023       5,457,757.63      27,959.77     6.0456    6.1446      6.15%
  224        7/25/2023       5,336,838.75      28,095.25     6.0529    6.1549      6.32%
  225        8/25/2023       5,218,372.46      27,554.12      6.061    6.1649      6.34%
  226        9/25/2023       5,102,311.87      27,430.01     6.0701     6.176      6.45%
  227       10/25/2023       4,988,624.90      27,515.48     6.0789    6.1867      6.62%
  228       11/25/2023       4,877,241.67      27,045.74     6.0879     6.196      6.65%
  229       12/25/2023       4,768,115.02      27,094.86     6.1038    6.2054      6.82%
  230        1/25/2024       4,661,198.84      26,679.84      6.114    6.2011      6.87%
  231        2/25/2024       4,556,448.00      26,516.53     6.1233    6.1934      6.98%
  232        3/25/2024       4,453,819.97      26,719.58     6.1321    6.1845      7.20%
  233        4/25/2024       4,353,272.54      26,207.69     6.1393    6.1758      7.22%
  234        5/25/2024       4,254,760.43      26,199.92     6.1401    6.1684      7.39%
  235        6/25/2024       4,158,242.21      25,950.28     6.0803    6.1538      7.49%
  236        7/25/2024       4,063,677.30      25,913.34     6.0674    6.1015      7.65%
  237        8/25/2024       3,971,097.77      25,643.60      6.074    6.0376      7.75%
  238        9/25/2024       3,882,303.15      25,295.76     6.0823    5.9728      7.82%
  239       10/25/2024       3,795,376.97      25,219.34     6.0888    5.9063      7.97%
  240       11/25/2024       3,710,212.65      25,056.68     6.0576     5.839      8.10%
  241       12/25/2024       3,626,774.44      27,842.27     5.7748    5.7746      9.21%
  242        1/25/2025       3,545,027.05     104,898.03     5.6913    5.7205     35.51%
  243        2/25/2025       3,464,936.02     102,644.34     5.6931    5.6692     35.55%
  244        3/25/2025       3,386,451.09     100,264.28     5.6973    5.6174     35.53%
  245        4/25/2025       3,309,466.28      98,142.10     5.6992    5.5644     35.59%
  246        5/25/2025       3,234,044.20      96,064.41     5.6766    5.5165     35.64%
  247        6/25/2025       3,160,153.24      94,029.67     5.4606     5.467     35.71%
  248        7/25/2025       3,087,762.17      92,037.12      5.394    5.4467     35.77%
  249        8/25/2025       3,016,840.48      90,066.19     5.3928    5.4347     35.83%
  250        9/25/2025       2,947,349.12      88,060.76     5.3948    5.4235     35.85%
  251       10/25/2025       2,879,225.42      86,190.87     5.3963    5.4117     35.92%
  252       11/25/2025       2,812,486.15      84,359.86     5.3906    5.3988     35.99%
  253       12/25/2025       2,747,103.27      82,566.69     5.3396    5.3875     36.07%
  254        1/25/2026       2,683,049.24      80,810.60     5.3243    5.3768     36.14%
  255        2/25/2026       2,620,297.11      79,086.12     5.3253    5.3669     36.22%
  256        3/25/2026       2,558,818.20      77,374.75     5.3264    5.3563     36.29%
  257        4/25/2026       2,498,576.16      75,725.62     5.3261    5.3457     36.37%
  258        5/25/2026       2,439,559.33      74,110.59     5.3226    5.3371     36.45%
  259        6/25/2026       2,381,742.94      72,528.85     5.2784    5.3276     36.54%
  260        7/25/2026       2,325,102.72      70,979.74     5.2654    5.3294     36.63%
  261        8/25/2026       2,269,614.91      69,460.65     5.2651    5.3335     36.73%
  262        9/25/2026       2,215,255.27      67,968.85     5.2661    5.3386     36.82%
  263       10/25/2026       2,161,999.11      66,513.62     5.2668    5.3434     36.92%
  264       11/25/2026       2,109,827.21      65,088.35     5.2692     5.347     37.02%
  265       12/25/2026       2,058,717.74      63,692.40     5.2865    5.3514     37.13%
  266        1/25/2027       2,008,649.30      62,325.16     5.2919    5.3496     37.23%
  267        2/25/2027       1,959,600.93      60,986.63     5.2932    5.3466     37.35%
  268        3/25/2027       1,911,552.45      59,676.17      5.294    5.3429     37.46%
  269        4/25/2027       1,864,484.02      58,391.46     5.2936    5.3394     37.58%
  270        5/25/2027       1,818,375.34      57,133.11     5.2934    5.3374     37.70%
  271        6/25/2027       1,773,207.14      55,900.58     5.2773    5.3341     37.83%
  272        7/25/2027       1,728,960.55      54,693.33     5.2732    5.3358     37.96%
  273        8/25/2027       1,685,617.11      53,510.50     5.2732    5.3379     38.09%
  274        9/25/2027       1,643,158.53      52,351.80     5.2742    5.3409     38.23%
  275       10/25/2027       1,601,567.06      51,217.27     5.2749    5.3436     38.38%
  276       11/25/2027       1,560,825.59      50,105.98     5.2762    5.3454     38.52%
  277       12/25/2027       1,520,917.14      49,017.44      5.285    5.3484     38.67%
  278        1/25/2028       1,481,825.05      47,951.17     5.2877    5.3507     38.83%
  279        2/25/2028       1,443,533.03      46,907.21     5.2889    5.3538     38.99%
  280        3/25/2028       1,406,025.39      45,886.87     5.2896    5.3561     39.16%
  281        4/25/2028       1,369,287.74      44,884.66     5.2896    5.3589     39.34%
  282        5/25/2028       1,333,303.13      43,902.91     5.2921    5.3624     39.51%
  283        6/25/2028       1,298,056.55      42,941.22     5.3003    5.3653     39.70%
  284        7/25/2028       1,263,533.30      41,999.16      5.304    5.3726     39.89%
  285        8/25/2028       1,229,719.01      41,077.00     5.3045    5.3801     40.08%
  286        9/25/2028       1,196,599.96      40,177.79     5.3057    5.3885     40.29%
  287       10/25/2028       1,164,164.71      39,292.20     5.3066    5.3967     40.50%
  288       11/25/2028       1,132,396.78      38,424.65     5.3108    5.4035     40.72%
  289       12/25/2028       1,101,282.93      37,574.80     5.3409    5.4111     40.94%
  290        1/25/2029       1,070,810.19      36,742.26     5.3502     5.411     41.18%
  291        2/25/2029       1,040,965.84      35,927.29      5.352    5.4096     41.42%
  292        3/25/2029       1,011,737.80      35,130.55     5.3531    5.4072     41.67%
  293        4/25/2029         983,114.83      34,347.84     5.3529    5.4052     41.93%
  294        5/25/2029         955,083.54      33,581.06     5.3536    5.4046     42.19%
  295        6/25/2029         927,632.23      32,829.90     5.3423    5.4032     42.47%
  296        7/25/2029         900,749.45      32,094.02     5.3399    5.4097     42.76%
  297        8/25/2029         874,423.95      31,373.25     5.3403    5.4175     43.05%
  298        9/25/2029         848,644.81      30,594.52     5.3417    5.4263     43.26%
  299       10/25/2029         823,476.60      29,904.62     5.3428    5.4349     43.58%
  300       11/25/2029         798,831.79      29,228.75     5.3473     5.442     43.91%
  301       12/25/2029         774,700.05      28,566.64     5.3473     5.442     44.25%
  302        1/25/2030         751,071.27      27,917.99     5.3473     5.442     44.61%
  303        2/25/2030         727,935.53      27,282.86     5.3473     5.442     44.98%
  304        3/25/2030         705,283.32      26,661.51     5.3473     5.442     45.36%
  305        4/25/2030         683,105.65      26,051.64     5.3473     5.442     45.76%
  306        5/25/2030         661,392.39      25,454.17     5.3473     5.442     46.18%
  307        6/25/2030         640,134.40      24,868.85     5.3473     5.442     46.62%
  308        7/25/2030         619,322.73      24,295.43     5.3473     5.442     47.07%
  309        8/25/2030         598,948.59      23,733.68     5.3473     5.442     47.55%
  310        9/25/2030         579,003.40      23,183.35     5.3473     5.442     48.05%
  311       10/25/2030         559,478.71      22,644.21     5.3473     5.442     48.57%
  312       11/25/2030         540,366.28      22,116.03     5.3473     5.442     49.11%
  313       12/25/2030         521,658.01      21,598.60     5.3473     5.442     49.68%
  314        1/25/2031         503,345.96      21,091.69     5.3473     5.442     50.28%
  315        2/25/2031         485,422.36      20,595.09     5.3473     5.442     50.91%
  316        3/25/2031         467,879.60      20,108.59     5.3473     5.442     51.57%
  317        4/25/2031         450,710.20      19,631.99     5.3473     5.442     52.27%
  318        5/25/2031         433,906.85      19,165.09     5.3473     5.442     53.00%
  319        6/25/2031         417,462.37      18,707.69     5.3473     5.442     53.78%
  320        7/25/2031         401,369.73      18,259.59     5.3473     5.442     54.59%
  321        8/25/2031         385,622.04      17,820.62     5.3473     5.442     55.46%
  322        9/25/2031         370,212.55      17,390.59     5.3473     5.442     56.37%
  323       10/25/2031         355,134.62      16,969.32     5.3473     5.442     57.34%
  324       11/25/2031         340,381.78      16,556.62     5.3473     5.442     58.37%
  325       12/25/2031         325,947.66      16,152.33     5.3473     5.442     59.47%
  326        1/25/2032         311,826.02      15,756.29     5.3473     5.442     60.63%
  327        2/25/2032         298,010.75      15,368.31     5.3473     5.442     61.88%
  328        3/25/2032         284,495.86      14,988.25     5.3473     5.442     63.22%
  329        4/25/2032         271,275.47      14,615.94     5.3473     5.442     64.65%
  330        5/25/2032         258,343.83      14,251.23     5.3473     5.442     66.20%
  331        6/25/2032         245,695.28      13,893.97     5.3473     5.442     67.86%
  332        7/25/2032         233,324.30      13,544.00     5.3473     5.442     69.66%
  333        8/25/2032         221,225.45      13,201.17     5.3473     5.442     71.61%
  334        9/25/2032         209,393.42      12,865.36     5.3473     5.442     73.73%
  335       10/25/2032         197,823.00      12,536.41     5.3473     5.442     76.05%
  336       11/25/2032         186,509.06      12,214.19     5.3473     5.442     78.59%
  337       12/25/2032         175,446.60      11,898.57     5.3473     5.442     81.38%
  338        1/25/2033         164,630.71      11,589.41     5.3473     5.442     84.48%
  339        2/25/2033         154,056.55      11,286.59     5.3473     5.442     87.92%
  340        3/25/2033         143,719.41      10,989.97     5.3473     5.442     91.76%
  341        4/25/2033         133,614.66      10,699.43     5.3473     5.442     96.09%
  342        5/25/2033         123,737.75      10,414.87     5.3473     5.442    101.00%
  343        6/25/2033         114,084.23      10,136.14     5.3473     5.442    106.62%
  344        7/25/2033         104,649.74       9,863.14     5.3473     5.442    113.10%
  345        8/25/2033          95,429.98       9,595.76     5.3473     5.442    120.66%
  346        9/25/2033          86,420.76       9,333.88     5.3473     5.442    129.61%
  347       10/25/2033          77,617.97       9,077.40     5.3473     5.442    140.34%
  348       11/25/2033          69,017.57       8,826.20     5.3473     5.442    153.46%
  349       12/25/2033          60,615.59       8,580.18     5.3473     5.442    169.86%
  350        1/25/2034          52,408.16       8,339.25     5.3473     5.442    190.95%
  351        2/25/2034          44,391.46       8,103.29     5.3473     5.442    219.05%
  352        3/25/2034          36,561.77       7,849.15     5.3473     5.442    257.62%
  353        4/25/2034          28,938.48       7,623.95     5.3473     5.442    316.14%
  354        5/25/2034          21,494.05       7,403.39     5.3473     5.442    413.33%
  355        6/25/2034          14,225.00       6,828.21     5.3473     5.442    576.02%
  356        7/25/2034            7487.09        6342.46     5.3473     5.442   1016.54%
  357        8/25/2034            1194.03        1157.67     5.3473     5.442   1163.46%
  358        9/25/2034              47.36          47.74     5.3473     5.442   1209.63%
Total                                                                           #DIV/0!
                                                                                #DIV/0!
                                                                                #DIV/0!